EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Gisser Automotive Concepts, Inc. (the “Company”) on Form 10-K for the period ended April 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Daryl K. Gisser certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Company Name

Date: August 12, 2009	By:	/s/ Daryl K. Gisser
Daryl K. Gisser
Chief Executive Officer, Principal Financial Officer and Controller